                                                                   EXHIBIT 10.16

                                                                  EXECUTION COPY

================================================================================

                       SERIES A INCREMENTAL LOAN AGREEMENT

                                   dated as of

                                February 8, 2006

                                 --------------

                               QMC MEDIA II, INC.

                                 --------------

                            JPMORGAN SECURITIES INC.
                    as Sole Lead Arranger and Sole Bookrunner

                                 --------------

                           JPMORGAN CHASE BANK, N.A.,
                             as Administrative Agent

                                 --------------

================================================================================

                       SERIES A INCREMENTAL LOAN AGREEMENT

            SERIES A INCREMENTAL LOAN AGREEMENT dated as of February 8, 2006 between QMC MEDIA II, INC. (the "Subsidiary Borrower"), Lamar Media Corp. (the "Company"), the Subsidiary Guarantors party hereto (the "Subsidiary Guarantors" and together with the Company, the "Guarantors"), the SERIES A INCREMENTAL LENDERS party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent for the lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

            The Company, the Subsidiary Guarantors party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as the Administrative Agent, are parties to a Credit Agreement dated as of September 30, 2005 (as heretofore amended, the "Credit Agreement").

            Concurrently with the execution and delivery hereof and pursuant to
Section 5.02(b) of the Credit Agreement, the Company is designating QMC Media II, Inc., a Wholly Owned Subsidiary (as defined in the Credit Agreement) of the Company organized under the laws of Puerto Rico, as the "Subsidiary Borrower" under the Credit Agreement. Section 2.01(c) of the Credit Agreement contemplates that the Subsidiary Borrower may request that one or more persons (which may include the Lenders under the Credit Agreement) offer to enter into commitments to make "Incremental Loans" under and as defined in said Section 2.01(c), subject to the conditions specified in said Section 2.01(c). The Subsidiary Borrower accordingly has requested that $37,000,000 in aggregate principal amount of Incremental Loans under said Section 2.01(c) be made available to it in a single series of term loans to be designated the "Series A Incremental Loans". The Series A Incremental Lenders (as defined below) are willing to make such loans on the terms and conditions set forth below and in accordance with the applicable provisions of the Credit Agreement, and accordingly, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                  DEFINED TERMS

            Terms defined in the Credit Agreement are used herein as defined therein. In addition, the following terms have the meanings specified below:

            "Acquisition" means the acquisition by the Subsidiary Borrower of all of the equity interests of QMC Media and QMC Real Estate pursuant to the Acquisition Agreement.

                       Series A Incremental Loan Agreement

            "Acquisition Agreement" means the Agreement and Plan of Merger dated January 24, 2006 by and among the Subsidiary Borrower, QMC Media II Merger Sub, Inc., QMC Media, QMC Real Estate and the Principal Shareholders (as defined therein).

            "QMC Media" means QMC Media, Inc., a corporation organized under the laws of Puerto Rico.

            "QMC Real Estate" means QMC Real Estate Corp., a corporation organized under the laws of Puerto Rico.

            "QMC Transit" means QMC Transit, Inc., a corporation organized under the laws of Puerto Rico.

            "Required Series A Incremental Lenders" means Series A Incremental Lenders having Series A Incremental Loans and unused Series A Incremental Commitments representing at least a majority of the sum of the total Series A Incremental Loans and unused Series A Incremental Commitments at such time.

            "Series A Incremental Commitment" means, with respect to each Series A Incremental Lender, the commitment of such Lender to make Series A Incremental Loans hereunder. The amount of each Series A Incremental Lender's Series A Incremental Commitment is set forth on Schedule I hereto. The aggregate original amount of the Series A Incremental Commitments is $37,000,000.

            "Series A Incremental Lender" means (a) on the date hereof, the Persons listed on Schedule I hereto under the caption "Series A Incremental Lenders" and (b) thereafter, any other Person from time to time holding Series A Incremental Commitments or Series A Incremental Loans after giving effect to any assignments thereof pursuant to Section
      10.04 of the Credit Agreement.

            "Series A Incremental Loan Effective Date" means the date on which the conditions specified in Article IV are satisfied (or waived by the Required Series A Incremental Lenders).

            "Series A Incremental Loans" means the Loans made to the Subsidiary Borrower pursuant to this Agreement which shall constitute a single Series of Incremental Loans under Section 2.01(c) of the Credit Agreement.

                       Series A Incremental Loan Agreement

                                   ARTICLE II

                           SERIES A INCREMENTAL LOANS

            Section 2.01. Series A Incremental Commitments. Subject to the terms and conditions set forth herein and in the Credit Agreement, each Series A Incremental Lender agrees to make Series A Incremental Loans to the Subsidiary Borrower, in an aggregate principal amount equal to such Series A Incremental Lender's Series A Incremental Commitment. Proceeds of Series A Incremental Loans shall be used to finance a portion of the purchase price of the Acquisition.

            Section 2.02. Termination of Series A Incremental Commitments. Unless previously terminated, the Series A Incremental Commitments shall terminate after the Borrowing of the Series A Incremental Loans on the Series A Incremental Loan Effective Date.

            Section 2.03. Repayment of Series A Incremental Loans. The Subsidiary Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of the Series A Incremental Lenders the outstanding principal amount of the Series A Incremental Loans on each Principal Payment Date set forth below in the aggregate principal amount set forth opposite such Principal Payment Date:

Principal Payment Date                                     Principal Amount
----------------------                                     ----------------
December 31, 2007                                          $        462,500

March 31, 2008                                             $        462,500
June 30, 2008                                              $        462,500
September 30, 2008                                         $        462,500
December 31, 2008                                          $        462,500

March 31, 2009                                             $        462,500
June 30, 2009                                              $        462,500
September 30, 2009                                         $        462,500
December 31, 2009                                          $      1,387,500

March 31, 2010                                             $      1,387,500
June 30, 2010                                              $      1,387,500
September 30, 2010                                         $      1,387,500
December 31, 2010                                          $      1,387,500

                       Series A Incremental Loan Agreement

March 31, 2011                                             $      1,387,500
June 30, 2011                                              $      1,387,500
September 30, 2011                                         $      1,387,500
December 31, 2011                                          $      5,550,000

March 31, 2012                                             $      5,550,000
June 30, 2012                                              $      5,550,000
September 30, 2012                                         $      5,550,000

To the extent not previously paid, all Series A Incremental Loans shall be due and payable on the Term Loan Maturity Date.

            Notwithstanding the foregoing, if on any Test Date, the maturity date for any then-outstanding Senior Subordinated Notes, New Senior Subordinated Notes or New Senior Notes, or of any other convertible notes or notes offered and sold publicly or under Rule 144A shall fall within six months after the Test Date then the Series A Incremental Loans shall be paid in full on the date that is three months after the Test Date, provided that the foregoing shall not apply if the Required Series A Incremental Lenders shall elect otherwise at any time prior to the Test Date.

            Section 2.04. Applicable Rate. The "Applicable Rate" means, in the case of any Type of Series A Incremental Loans, the respective rates indicated below for Series A Incremental Loans of such Type based upon the Total Debt Ratio as at the last day of the fiscal quarter most recently ended as to which the Company has delivered financial statements pursuant to Section 6.01 of the Credit Agreement:

                RANGE
                  OF                       BASE RATE SERIES A INCREMENTAL       EURODOLLAR SERIES A INCREMENTAL
           TOTAL DEBT RATIO                            LOANS                                 LOANS
------------------------------------       ------------------------------       -------------------------------
Greater than or equal to 5.00 to 1                     0.250%                                1.250%

Less than 5.00 to 1 and greater than
  or equal to 3.00 to 1                                0.000%                                1.000%

Less than 3.00 to 1 and greater than
  or equal to 2.50 to 1                                0.000%                                0.875%

Less than 2.50                                         0.000%                                0.750%

                       Series A Incremental Loan Agreement

            Each change in the "Applicable Rate" based upon any change in the Total Debt Ratio shall become effective for purposes of the accrual of interest (including in respect of all then-outstanding Series A Incremental Loans) hereunder on the date three Business Days after the delivery to the Administrative Agent of the financial statements of the Company for the most recently ended fiscal quarter pursuant to Section 6.01 of the Credit Agreement (provided, that any change in the Applicable Rate occurring on the date six months after the Effective Date shall become effective on such date and shall be based upon the financial statements of the Company for the most recently ended fiscal quarter pursuant to Section 6.01 of the Credit Agreement), and shall remain effective for such purpose until three Business Days after the next delivery of such financial statements to the Administrative Agent hereunder.

            Notwithstanding the foregoing, (i) the Applicable Rate for the Series A Incremental Loans until the date six months after the Effective Date, shall be the rates set forth above for a Total Debt Ratio of less than 5.00 to 1 and greater than or equal to 3.00 to 1 and (ii) in the event the Company consummates any Acquisition or Disposition for aggregate consideration of $75,000,000 or more, the Company shall forthwith deliver to the Administrative Agent a certificate of a Financial Officer, in form and detail satisfactory to the Administrative Agent, setting forth a redetermination of the Total Debt Ratio reflecting such Acquisition or Disposition, and on the date three Business Days after the delivery of such certificate, the Applicable Rate shall be adjusted to give effect to such redetermination of the Total Debt Ratio.

            Anything in this Agreement to the contrary notwithstanding, the Applicable Rate shall be the highest rates provided for above if the certificate of a Financial Officer shall not be delivered by the times provided in Section
6.01 of the Credit Agreement or within three Business Days after the occurrence of any Acquisition or Disposition described above (but only, in the case of this paragraph, with respect to periods prior to the delivery of such certificate).

            Section 2.05. Status of Agreement. Series A Incremental Commitments of each Series A Incremental Lender constitute Incremental Loan Commitments and each Series A Incremental Lender constitutes an Incremental Loan Lender, in each case under and for all purposes of the Credit Agreement. The Series A Incremental Loans constitute a single "Series" of Incremental Loans under
Section 2.01(c) of the Credit Agreement.

                                   ARTICLE III

                   REPRESENTATION AND WARRANTIES; NO DEFAULTS

            Each Credit Party represents and warrants to the Lenders and the Administrative Agent as to itself and each of its Subsidiaries that, after giving effect to the provisions hereof, (i) each of the representations and warranties set forth the Credit Agreement and the other Loan Documents is true and correct on and as of the date hereof as if made on and as of the date hereof

                       Series A Incremental Loan Agreement

(or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty is true and correct as of such specific date) and as if each reference therein to the Credit Agreement or Loan Documents included reference to this Agreement and (ii) no Default has occurred and is continuing. The Company represents and warrants to the Lenders and the Administrative Agent that the Acquisition is permitted under
Section 7.04(e) of the Credit Agreement.

                                   ARTICLE IV

                                   CONDITIONS

            The obligation of the Series A Incremental Lenders to make the Series A Incremental Loans is subject to the conditions precedent that each of the following conditions shall have been satisfied (or waived by the Required Series A Incremental Lenders) on or prior to March 15, 2006:

            (a) Counterparts of Agreement. The Administrative Agent (or Special Counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

            (b) Opinions of Counsel to Subsidiary Borrower and the Credit Parties. The Administrative Agent (or Special Counsel) shall have received a favorable written opinion (addressed to the Administrative Agent and the Series A Incremental Lenders and dated the Series A Incremental Loan Effective Date) of (i) Adsuar Muniz Goyco & Besosa, P.S.C., special Puerto Rico counsel to the Subsidiary Borrower, substantially in the form of Annex 1, and (ii) Kean, Miller, Hawthorne, D'Armond, McCowan & Jarman, L.L.P., counsel to the Credit Parties, substantially in the form of Annex 2; and the Subsidiary Borrower and each of the Credit Parties hereby requests such counsel to deliver such opinions.

            (c) Opinion of Special Counsel. The Administrative Agent shall have received a favorable written legal opinion (addressed to the Administrative Agent and the Series A Incremental Lenders and dated the Series A Incremental Loan Effective Date) of Special Counsel, substantially in the form of Annex 3 (and the Administrative Agent hereby requests Special Counsel to deliver such opinion).

            (d) Corporate Matters. The Administrative Agent (or Special Counsel) shall have received such documents and certificates as the Administrative Agent or Special Counsel may reasonably request relating to the organization, existence and good standing

                       Series A Incremental Loan Agreement
      of the Subsidiary Borrower, the authorization of the Borrowings hereunder and any other legal matters relating to the Subsidiary Borrower or this Agreement, all in form and substance reasonably satisfactory to the Administrative Agent.

            (e) Notes. The Administrative Agent (or Special Counsel) shall have received for each Series A Incremental Lender that shall have requested a promissory note at least one Business Day prior to the Series A Incremental Loan Effective Date, a duly completed and executed promissory note for such Lender.

            (f) Fees and Expenses. JPMorgan Securities Inc. shall have received all fees and other amounts due and payable on or prior to the Series A Incremental Loan Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Company hereunder.

            (g) Subsidiary Borrower Designation Letter. The Administrative Agent (or Special Counsel) shall have received from the Company and the Subsidiary Borrower a duly executed copy of the Subsidiary Borrower Designation Letter dated the date hereof.

            (h) Compliance with Financial Covenants. The Administrative Agent (or Special Counsel) shall have received from the Financial Officer of the Company, evidence satisfactory to the Administrative Agent that after giving effect to the Series A Incremental Loans and the other transactions that are to occur on the Series A Incremental Loan Effective Date, the Company is in compliance with the applicable provisions of Section 7.09 of the Credit Agreement.

            (i) Consummation of Acquisition. Prior to or simultaneously with the Series A Incremental Loan Effective Date, the Acquisition shall have been consummated in all material respects in accordance with the Acquisition Agreement.

            (j) Additional Conditions. Each of the conditions precedent set forth in Sections 5.02(b) and 5.03 of the Credit Agreement to the making of Series A Incremental Loans on the Series A Incremental Loan Effective Date shall have been satisfied, and the Administrative Agent (or Special Counsel) shall have received a certificate to such effect, dated the Series A Incremental Loan Effective Date and signed by the President, Vice President or a Financial Officer of the Company.

                                    ARTICLE V

                   NON-GUARANTOR RESTRICTED FOREIGN SUBSIDIARY

                       Series A Incremental Loan Agreement

            The Company hereby designates each of the Subsidiary Borrower, on the date hereof, and QMC Transit, on the Series A Incremental Loan Effective Date, as a Non-Guarantor Restricted Foreign Subsidiary under the Credit Agreement. In that connection, the Company hereby represents and warrants as of the date hereof and as of the Series A Incremental Loan Effective Date that (i) the aggregate EBITDA attributable to all Non-Guarantor Restricted Foreign Subsidiaries (taking into account the Subsidiary Borrower) represents in the aggregate no more than 5% of the aggregate EBITDA of the Company and its Restricted Subsidiaries, (ii) the free cash flow of such Subsidiaries has been distributed, or is available for distribution, to the Company at its election at any time and (iii) neither the Subsidiary Borrower nor QMC Transit is a guarantor in respect of any Senior Subordinated Notes, New Senior Subordinated Notes or New Senior Notes (or in respect of any Refunding Indebtedness).

                                   ARTICLE VI

                                  MISCELLANEOUS

            SECTION 6.01. Expenses. The Credit Parties jointly and severally agree to pay, or reimburse JPMorgan Securities Inc. for paying, all reasonable out-of-pocket expenses incurred by JPMorgan Securities Inc. and its Affiliates, including the reasonable fees, charges and disbursements of Special Counsel, in connection with the syndication of the Series A Incremental Loans provided for herein and the preparation of this Agreement.

            SECTION 6.02. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when this Agreement shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

            SECTION 6.03. Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

            SECTION 6.04. Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

            SECTION 6.05. USA Patriot Act. Each Series A Incremental Lender hereby notifies the Company that pursuant to the requirements of the USA PATRIOT Act (Title III of

                       Series A Incremental Loan Agreement

Pub. L. 107-56 (signed into law October 26, 2001)), such Series A Incremental Lender may be required to obtain, verify and record information that identifies the Borrowers, which information includes the name and address of the Borrowers and other information that will allow such Series A Incremental Lender to identify the Borrowers in accordance with said Act.

                       Series A Incremental Loan Agreement

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                   QMC MEDIA II, INC.

                                   By: /s/ Keith Istre
                                       ----------------------------------
                                       Name: Keith A. Istre
                                       Title: Executive Vice-President
                                              and Treasurer

                                   LAMAR MEDIA CORP.

                                   By: /s/ Keith Istre
                                       ------------------------------------
                                       Name: Keith A. Istre
                                       Title: Executive Vice-President/
                                              Chief Financial Officer

                       Series A Incremental Loan Agreement

                              SUBSIDIARY GUARANTORS

                                     INTERSTATE LOGOS, L.L.C.
                                     THE LAMAR COMPANY, L.L.C.
                                     LAMAR CENTRAL OUTDOOR, LLC

                                     By: Lamar Media Corp.,
                                     Their Managing Member

                                     By: /s/ Keith Istre
                                         -----------------------------
                                     Title: Executive Vice-President/
                                            Chief Financial Officer

                                     LAMAR ADVERTISING SOUTHWEST, INC.
                                     LAMAR OKLAHOMA HOLDING COMPANY,  INC.
                                     LAMAR DOA TENNESSEE HOLDINGS, INC.
                                     LAMAR OBIE CORPORATION

                                     By: /s/ Keith Istre
                                         --------------------------------
                                     Title: Executive Vice-President/
                                            Chief Financial Officer

                       Series A Incremental Loan Agreement

INTERSTATE LOGOS, L.L.C. ENTITIES:

                                     MISSOURI LOGOS, LLC
                                     KENTUCKY LOGOS, LLC
                                     OKLAHOMA LOGOS, L.L.C.
                                     MISSISSIPPI LOGOS, L.LC.
                                     DELAWARE LOGOS, L.L.C.
                                     NEW JERSEY LOGOS, L.L.C.
                                     GEORGIA LOGOS, L.L.C.
                                     VIRGINIA LOGOS, LLC
                                     MAINE LOGOS, L.L.C.
                                     WASHINGTON LOGOS, L.L.C.

                                     By: Interstate Logos, L.L.C.
                                     Their Managing Member
                                     By: Lamar Media Corp.
                                     Its: Managing Member

                                     By: /s/ Keith Istre
                                         -----------------------
                                     Title: Executive Vice-President/
                                            Chief Financial Officer

                       Series A Incremental Loan Agreement

INTERSTATE LOGOS, L.L.C. ENTITIES CONTINUED:

                                     NEBRASKA LOGOS, INC.
                                     OHIO LOGOS, INC.
                                     UTAH LOGOS, INC.
                                     SOUTH CAROLINA LOGOS, INC.
                                     MINNESOTA LOGOS, INC.
                                     MICHIGAN LOGOS, INC.
                                     FLORIDA LOGOS, INC.
                                     NEVADA LOGOS, INC.
                                     TENNESSEE LOGOS, INC.
                                     KANSAS LOGOS, INC.
                                     COLORADO LOGOS, INC.
                                     NEW MEXICO LOGOS, INC.

                                     By: /s/ Keith Istre
                                         --------------------------
                                     Title: Executive Vice-President/
                                            Chief Financial Officer

                                     TEXAS LOGOS, L.P.

                                     By: Oklahoma Logos, L.L.C.
                                     Its: General Partner
                                     By: Interstate Logos, L.L.C.
                                     Its: Managing Member
                                     By: Lamar Media Corp.
                                     Its: Managing Member

                                     By: /s/ Keith Istre
                                         --------------------------------
                                     Title: Executive Vice-President/
                                            Chief Financial Officer

                       Series A Incremental Loan Agreement

THE LAMAR COMPANY, L.L.C. ENTITIES:

                                     LAMAR ADVERTISING OF COLORADO SPRINGS, INC.
                                     LAMAR TEXAS GENERAL PARTNER, INC.
                                     TLC PROPERTIES, INC.
                                     TLC PROPERTIES II, INC.
                                     LAMAR PENSACOLA TRANSIT, INC.
                                     LAMAR ADVERTISING OF YOUNGSTOWN, INC.
                                     LAMAR ADVERTISING OF MICHIGAN, INC.
                                     LAMAR ELECTRICAL, INC.
                                     AMERICAN SIGNS, INC.
                                     LAMAR OCI NORTH CORPORATION
                                     LAMAR OCI SOUTH CORPORATION
                                     LAMAR ADVERTISING OF KENTUCKY, INC.
                                     LAMAR FLORIDA, INC.
                                     LAMAR ADVAN, INC.
                                     LAMAR ADVERTISING OF SOUTH DAKOTA, INC.
                                     LAMAR OHIO OUTDOOR HOLDING CORP.
                                     OUTDOOR MARKETING SYSTEMS, INC.

                                     By: /s/ Keith Istre
                                         ----------------------------------
                                     Title: Executive Vice-President/
                                            Chief Financial Officer

                       Series A Incremental Loan Agreement

THE LAMAR COMPANY, L.L.C. ENTITIES CONTINUED:

                                     LAMAR ADVERTISING OF PENN, LLC
                                     LAMAR ADVERTISING OF LOUISIANA, L.L.C.
                                     LAMAR TENNESSEE, L.L.C.
                                     LC BILLBOARD, L.L.C.
                                     LAMAR AIR, L.L.C.
                                     ADVANTAGE ADVERTISING, LLC

                                     By: The Lamar Company, L.L.C.
                                     Their Managing Member
                                     By: Lamar Media Corp.
                                     Its: Managing Member

                                     By: /s/ Keith Istre
                                         ---------------------------
                                     Title: Executive Vice-President/
                                            Chief Financial Officer

                                     LAMAR TEXAS LIMITED PARTNERSHIP

                                     By: Lamar Texas General Partner, Inc.
                                     Its: General Partner

                                     By: /s/ Keith Istre
                                         -----------------------------
                                     Title: Executive Vice-President/
                                            Chief Financial Officer

                       Series A Incremental Loan Agreement

THE LAMAR COMPANY, L.L.C. ENTITIES CONTINUED:

                                     TLC PROPERTIES, L.L.C.
                                     TLC FARMS, L.L.C.

                                     By: TLC Properties, Inc.
                                     Their Managing Member

                                     By: /s/ Keith Istre
                                         -----------------------------
                                     Title: Executive Vice-President/
                                            Chief Financial Officer

                                     LAMAR T.T.R., L.L.C.

                                     By: Lamar Advertising of Youngstown, Inc.
                                     Its: Managing Member

                                     By: /s/ Keith Istre
                                         -------------------------------
                                     Title: Executive Vice-President/
                                            Chief Financial Officer

                                     OUTDOOR MARKETING SYSTEMS, L.L.C.

                                     By: Outdoor Marketing Systems, Inc.
                                     Its: Managing Member

                                     By: /s/ Keith Istre
                                         -------------------------------
                                     Title: Executive Vice-President/
                                            Chief Financial Officer

                       Series A Incremental Loan Agreement

LAMAR CENTRAL OUTDOOR, LLC ENTITIES:

                                     LAMAR ADVANTAGE HOLDING COMPANY
                                     PREMERE OUTDOOR, INC.
                                     HAM DEVELOPMENT CORPORATION
                                     10 OUTDOOR ADVERTISING, INC.
                                     LAMAR CALIFORNIA ACQUISITION
                                     CORPORATION

                                     By: /s/ Keith Istre
                                         --------------------------
                                     Title: Executive Vice-President/
                                            Chief Financial Officer

                                     OUTDOOR PROMOTIONS WEST, LLC
                                     TRIUMPH OUTDOOR RHODE ISLAND, LLC

                                     By: Triumph Outdoor Holdings, LLC
                                     Their Managing Member
                                     By: Lamar Central Outdoor, LLC
                                     Its: Managing Member
                                     By: Lamar Media Corp.
                                     Its: Managing Member

                                     By: /s/ Keith Istre
                                         ---------------------------------
                                     Title: Executive Vice-President/
                                            Chief Financial Officer

                       Series A Incremental Loan Agreement

LAMAR CENTRAL OUTDOOR, LLC ENTITIES CONTINUED:

                                     TRIUMPH OUTDOOR HOLDINGS, LLC LAMAR
                                     ADVANTAGE GP COMPANY, LLC LAMAR
                                     ADVANTAGE LP COMPANY, LLC STOKELY AD
                                     AGENCY, L.L.C.

                                     By: Lamar Central Outdoor, LLC
                                     Their Managing Member
                                     By: Lamar Media Corp.
                                     Its: Managing Member

                                     By: /s/ Keith Istre
                                         ---------------------------------
                                     Title: Executive Vice-President/
                                            Chief Financial Officer

                                     LAMAR ADVANTAGE OUTDOOR
                                     COMPANY, L.P.

                                     By: Lamar Advantage GP Company, LLC
                                     Its: General Partner
                                     By: Lamar Central Outdoor, LLC
                                     Its: Managing Member
                                     By: Lamar Media Corp.
                                     Its: Managing Member

                                     By: /s/ Keith Istre
                                         --------------------------------
                                     Title: Executive Vice-President/
                                            Chief Financial Officer

                       Series A Incremental Loan Agreement

LAMAR OKLAHOMA HOLDING COMPANY, INC. ENTITIES:

                                     LAMAR BENCHES, INC.
                                     LAMAR I-40 WEST, INC.
                                     LAMAR ADVERTISING OF OKLAHOMA, INC.

                                     By: /s/ Keith Istre
                                         ---------------------------
                                     Title: Executive Vice-President/
                                            Chief Financial Officer

LAMAR DOA TENNESSEE HOLDINGS, INC. ENTITIES:

                                     LAMAR DOA TENNESSEE, INC.

                                     By: /s/ Keith Istre
                                         ------------------------------
                                     Title: Executive Vice-President/
                                            Chief Financial Officer

                       Series A Incremental Loan Agreement

LAMAR OBIE CORPORATION ENTITIES:

                                     SELECT MEDIA, INC.
                                     O.B. WALLS, INC.

                                     By: /s/ Keith Istre
                                         -----------------------------
                                     Title: Executive Vice-President/
                                            Chief Financial Officer

                                     OBIE BILLBOARD, LLC

                                     By: Lamar Obie Corporation
                                     Its: Managing Member

                                     By: /s/ Keith Istre
                                         ------------------------------
                                     Title: Executive Vice-President/
                                            Chief Financial Officer

                       Series A Incremental Loan Agreement

                                     ADMINISTRATIVE AGENT

                                     JPMORGAN CHASE BANK, N.A.
                                       as Administrative Agent and as a
                                       Series A Incremental Lender

                                     By: /s/ Joan M. Fitzgibbon
                                         ------------------------------
                                       Name: Joan M. Fitzgibbon
                                       Title: Managing Director

                       Series A Incremental Loan Agreement

                          SERIES A INCREMENTAL LENDERS

                                     WACHOVIA BANK, NATIONAL
                                     ASSOCIATION

                                     By: /s/ Franklin M. Wessinger
                                         ---------------------------------
                                      Name: Franklin M. Wessinger
                                      Title: Managing Director

                                     SunTrust Bank, Inc.

                                     By: /s/ Jeffrey E. Hauser
                                         ------------------------------
                                      Name: Jeffrey E. Hauser
                                      Title: Managing Director

                                     BNP PARIBAS

                                     By: /s/ Gregg Bonardi
                                         -------------------------------
                                      Name: Gregg Bonardi
                                      Title: Director

                                     CALYON NEW YORK BRANCH

                                     By: /s/ Samuel L. Hill
                                         ------------------------------
                                      Name: Samuel L. Hill
                                      Title: Managing Director

                                     By: /s/ David P. Cagel
                                         ------------------------------
                                      Name: David P. Cagel
                                      Title: Managing Director

                       Series A Incremental Loan Agreement

            By its signature below, the undersigned hereby consents to the foregoing Series A Incremental Loan Agreement and confirms that the Series A Incremental Loans shall constitute "Guaranteed Obligations" under and as defined in the Holdings Guaranty and Pledge Agreement and shall be entitled to the benefits of the Guarantee and security provided under the Holdings Guaranty and Pledge Agreement.

                                     LAMAR ADVERTISING COMPANY

                                     By: /s/ Keith Istre
                                         -----------------------------------
                                         Name: Keith A. Istre
                                         Title: Executive Vice-President/
                                                Chief Financial Officer

                       Series A Incremental Loan Agreement

                                                                      SCHEDULE I

                        Series A Incremental Commitments

Name of Series A Incremental Lender    Series A Incremental Commitments
-----------------------------------    --------------------------------
JPMorgan Chase Bank, N.A.                    $         7,400,000
Wachovia Bank, National Association          $         7,400,000
SunTrust Bank, Inc.                          $         7,400,000
BNP Paribas                                  $         7,400,000
Calyon New York Branch                       $         7,400,000

                                   Schedule I

                                                                         ANNEX 1

  [Form of Opinion of Special Puerto Rican Counsel to the Subsidiary Borrower]

                                                                  [______], 2006

To the Series A Incremental Lenders
  and the Administrative Agent
  party to the Subsidiary Term Loan
  Agreement and Credit Agreement
  referred to below

Ladies and Gentlemen:

      We have acted as special counsel to QMC Media II, Inc. (the "Subsidiary Borrower") in connection with the Series A Incremental Loan Agreement dated as of February 8, 2006 (the "Series A Incremental Loan Agreement") between Lamar Media Corp. (the "Company" and, together with the Subsidiary Borrower, the "Borrowers"), the Subsidiary Borrower, the Subsidiary Guarantors named therein, the Series A Incremental Lenders party thereto (the "Series A Incremental Lenders") and JPMorgan Chase Bank, N.A. (the "Administrative Agent"), which Series A Incremental Loan Agreement is being entered into pursuant to Section 2.01(c) of the Credit Agreement dated as of September 30, 2005 (as amended, the "Credit Agreement") between the Borrowers, the Subsidiary Guarantors party thereto, the lenders party thereto and the Administrative Agent. Terms defined in the Series A Incremental Loan Agreement and in the Credit Agreement are used herein as defined therein. This opinion is being delivered pursuant to clause
(b)(i) of Article IV of the Series A Incremental Loan Agreement.

      In rendering the opinions expressed below, we have examined the following agreements, instruments and other documents:

      (a)   the Credit Agreement;

      (b) the Subsidiary Borrower Designation Letter dated as of February 8, 2006 executed between the Company, the Subsidiary Borrower and the Administrative Agent (the "Subsidiary Borrower Designation Letter");

      Form of Opinion of Special Puerto Rico Counsel to Subsidiary Borrower

      (c) the Series A Incremental Loan Agreement (together with the Credit Agreement and the Subsidiary Borrower Designation Letter, the "Credit Documents"); and

      (d) such records of the Subsidiary Borrower and such other documents as we have deemed necessary as a basis for the opinions expressed below.

            In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with authentic original documents of all documents submitted to us as copies. When relevant facts were not independently established, we have relied upon statements or certificates of governmental officials and upon representations made in or pursuant to the Credit Documents and certificates and/or opinions of appropriate representatives of the Subsidiary Borrower.

      In rendering the opinions expressed below, we have assumed, with respect to all of the documents referred to in this opinion letter, that (except, to the extent set forth in the opinions expressed below, as to the Subsidiary Borrower):

      (i) such documents have been duly authorized by, have been duly executed and delivered by, and constitute legal, valid, binding and enforceable obligations of, all of the parties to such documents;

      (ii)  all signatories to such documents have been duly authorized; and

      (iii) all of the parties to such documents are duly organized and validly existing and have the power and authority (corporate or other) to execute, deliver and perform such documents.

      Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as we have deemed necessary as a basis for the opinions expressed below, we are of the opinion that:

      1. The Subsidiary Borrower is a corporation duly organized, validly existing and in good standing under the laws of Puerto Rico.

      2. The Subsidiary Borrower has all requisite corporate or other power to execute and deliver, and to perform its obligations under, the Subsidiary Borrower Designation Letter and the Series A Incremental Loan Agreement.

      3. The execution, delivery and performance by the Subsidiary Borrower of the Subsidiary Borrower Designation Letter and the Series A Incremental Loan

      Form of Opinion of Special Puerto Rico Counsel to Subsidiary Borrower

            Agreement have been duly authorized by all necessary corporate or other action on the part of the Subsidiary Borrower.

      4. The Subsidiary Borrower Designation Letter and the Series A Incremental Loan Agreement have each been duly executed and delivered by the Subsidiary Borrower.

      5. Under Puerto Rican conflict of laws principles, the stated choice of New York law to govern the Credit Documents will be honored by the courts of Puerto Rico and the Credit Documents will be construed in accordance with, and will be treated as being governed by, the law of the State of New York. However, if the Credit Documents were stated to be governed by and construed in accordance with the law of Puerto Rico, or if a Puerto Rican court were to apply the law of Puerto Rico to the Credit Documents, each Credit Document would nevertheless constitute the legal, valid and binding obligation of the Subsidiary Borrower, enforceable against the Subsidiary Borrower in accordance with its terms, except as may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally and except as the enforceability of the Credit Documents is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law) and the corresponding discretion of the court before which the proceedings may be brought, including, without limitation, (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing.

      6. No authorization, approval or consent of, and no filing or registration with, any governmental or regulatory authority or agency of Puerto Rico for the due execution, delivery or performance by the Subsidiary Borrower of any of the Credit Documents or for the borrowings by the Subsidiary Borrower under the Series A Incremental Loan Agreement.

      7. The execution, delivery and performance by the Subsidiary Borrower of, and the consummation by the Subsidiary Borrower of the transactions contemplated by, the Credit Documents do not and will not (a) violate any provision of the charter or by-laws of the Subsidiary Borrower, (b) violate any applicable Puerto Rican law, rule or regulation, (c) violate any order, writ, injunction or decree of any court or governmental authority or agency or any arbitral award applicable to the Subsidiary Borrower or any of its Subsidiaries of which we have knowledge or (d) result in a breach of, constitute a default under, require any consent under, or result in the acceleration or required prepayment of any indebtedness pursuant to

      Form of Opinion of Special Puerto Rico Counsel to Subsidiary Borrower the terms of, any agreement or instrument of which we have knowledge and to which the Subsidiary Borrower or any of its Subsidiaries is a party or by which any of them is bound or to which any of them is subject, or result in the creation or imposition of any Lien upon any property of the Subsidiary Borrower pursuant to, the terms of any such agreement or instrument.

      8. We have no knowledge of any legal or arbitral proceedings, or any proceedings by or before any governmental or regulatory authority or agency, pending or threatened against or affecting the Subsidiary Borrower or any of its Subsidiaries or any of their respective properties that, if adversely determined, could have a Material Adverse Effect.

      9. Each of the Credit Agreement and the other Credit Documents to which the Subsidiary Borrower is a party is in proper legal form under the laws of Puerto Rico for the enforcement thereof against it, and all formalities required in Puerto Rico for the validity and enforceability of each Credit Document (including any necessary registration, recording or filing with any court or other authority in such jurisdiction) have been accomplished, and no Indemnified Taxes or Other Taxes are required to be paid to Puerto Rico, or any political subdivision thereof or therein, and no notarization is required, for the validity and enforceability thereof.

      In basing the opinions and other matters set forth herein on "our knowledge" or facts "known to us", the words "our knowledge" and "known to us" signify that, in the course of our representation of the Subsidiary Borrower in matters with respect to which we have been engaged by the Subsidiary Borrower, as counsel, and within the scope of such engagement, no information has come to our attention which would give us actual knowledge or actual notice or would otherwise lead us to believe that any such opinions, certificates, statements or other matters are not accurate or that any of the foregoing documents, certificates, reports and information on which we have relied are not accurate and complete.

      The foregoing opinions are subject to the following comments and qualifications:

      (i) we express no opinion in this letter as to any provision in the Credit
Documents: (a) which relates to the subject matter jurisdiction of any Federal court of the United States of America, or any Federal appellate court, to adjudicate any controversy related to the Agreements and (b) which contains a waiver of an inconvenient forum;

      (ii) we also note that any provision in the Credit Documents which provides for liquidated damages may not be enforceable if such provision is punitive, unreasonable or if actual damages are not uncertain and can be established without difficulty;

      Form of Opinion of Special Puerto Rico Counsel to Subsidiary Borrower

      (iii) we express no opinion as to the validity or enforceability of any provision in the Credit Documents waiving, expressly or by implication, stated rights, defenses or rights granted by laws, where such waivers are or may be deemed to be against public policy or prohibited by law;

      (iv) we express no opinion as to the effect on the opinions expressed herein of the compliance or non-compliance of any party (other than the Subsidiary Borrower) to the Credit Documents with any state, Puerto Rico, federal or other laws or regulations applicable to it;

      (v) we express no opinion as to the validity or enforceability of any rights to indemnification provided for in the Credit Documents which may be limited by (a) laws rendering indemnification unenforceable or contrary to federal or state securities laws and the public policy underlying such laws, and
(b) laws limiting the enforceability of provisions exculpating or exempting a party from liability, or requiring indemnification of a party, for its own action or inaction, to the extent such action or inaction involves gross negligence, recklessness or willful or unlawful conduct;

      (vi) we express no opinion as to the validity or enforceability of any power of attorney or attorney-in-fact provisions contained in any of the Credit Documents;

      (vii) we express no opinion as to the validity or enforceability of any provision in the Credit Documents that provides that the terms of the Credit Documents may not be waived or modified except in writing;

      (viii) we express no opinion as to any provision of the Credit Documents insofar as the same authorizes any Person to set-off and apply to or for its account any deposit or property of any other Person at any time held thereby, on any indebtedness at any time owing by any Person thereto, to the extent that (x) the funds to be applied are not then due and payable, (y) the respective Persons have been opportunely notified of an attachment or claim by a third party against the funds to be applied, or (z) any such right to set-off is exercised with respect to escrow deposits, payroll accounts or other special deposit accounts which, by the express terms on which the same are created, are made subject to the legal rights of a third party;

      (ix) we express no opinion as to the validity or enforceability of the waivers by any Person in the Credit Documents of the right to a trial by jury.

      The foregoing opinions are limited to matters involving the laws of the Commonwealth of Puerto Rico, and we do not express any opinion as to the law of any other jurisdiction.

      Form of Opinion of Special Puerto Rico Counsel to Subsidiary Borrower

      This opinion letter is provided to you by us as special Puerto Rican counsel to the Subsidiary Borrower pursuant to pursuant to clause (b)(i) of
Article IV of the Series A Incremental Loan Agreement and may not be relied upon by any other person or for any purpose other than in connection with the transactions contemplated by the Credit Documents without our prior written consent in each instance.

                                               Very truly yours,

      Form of Opinion of Special Puerto Rico Counsel to Subsidiary Borrower

                                                                         ANNEX 2

               [Form of Opinion of Counsel to the Credit Parties]

                                                       [______], 2006

To the Series A Incremental Lenders
   and the Administrative Agent
   party to the Subsidiary Term Loan
   Agreement and Credit Agreement
   referred to below

Ladies and Gentlemen:

            We have acted as counsel to QMC Media II, Inc. (the "Subsidiary Borrower"), Lamar Advertising Company ("Holdings"), Lamar Media Corp. (herein the "Company") and the Subsidiary Guarantors, in connection with the Series A Incremental Loan Agreement dated as of February 8, 2006 (the "Series A Incremental Loan Agreement") between Lamar Media Corp. (the "Company" and, together with the Subsidiary Borrower, the "Borrowers"), the Subsidiary Guarantors named therein, the Series A Incremental Lenders party thereto (the "Series A Incremental Lenders") and JPMorgan Chase Bank, N.A. (the "Administrative Agent"), which Series A Incremental Loan Agreement is being entered into pursuant to Section 2.01(c) of the Credit Agreement dated as of September 30, 2005 (as amended, the "Credit Agreement") between the Borrowers, the Subsidiary Guarantors party thereto, the lenders party thereto and the Administrative Agent. Terms defined in the Series A Incremental Loan Agreement and in the Credit Agreement are used herein as defined therein. This opinion is being delivered pursuant to Article (b)(ii) of the Series A Incremental Loan Agreement.

            In rendering the opinions expressed below, we have examined the following agreements, instruments and other documents:

            (a)   the Credit Agreement;

            (b) the Subsidiary Borrower Designation Letter dated as of February 8, 2006 executed between the Company, the Subsidiary Borrower and the Administrative Agent (the "Subsidiary Borrower Designation Letter");

                  Form of Opinion of Counsel to Credit Parties

            (c) the Series A Incremental Loan Agreement (together with the Credit Agreement and the Subsidiary Borrower Designation Letter, the "Credit Documents"); and

            (d) such records of the Credit Parties and such other documents as we have deemed necessary as a basis for the opinions expressed below.

The Credit Parties other than the Subsidiary Borrower and the subsidiaries listed on Schedule A attached hereto are collectively referred to as the "Domestic Credit Parties".

            In our examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the conformity with authentic original documents of all documents submitted to us as copies. When relevant facts were not independently established, we have relied upon statements or certificates of governmental officials and upon representations made in or pursuant to the Credit Documents and certificates and/or opinions of appropriate representatives of the Credit Parties.

            In rendering the opinions expressed below, we have assumed, with respect to all of the documents referred to in this opinion letter, that (except, to the extent set forth in the opinions expressed below, as to the Domestic Credit Parties):

            (i) such documents have been duly authorized by, have been duly executed and delivered by, and constitute legal, valid, binding and enforceable obligations of, all of the parties to such documents;

            (ii)  all signatories to such documents have been duly authorized;
                  and

            (iii) all of the parties to such documents are duly organized and validly existing and have the power and authority (corporate or other) to execute, deliver and perform such documents.

            References to "our knowledge" or equivalent words means the actual knowledge of the lawyers in this firm responsible for preparing this opinion after such inquiry as they deemed appropriate, including inquiry of such other lawyers in the firm and review of such files of the firm as they have identified as being reasonably likely to have or contain information not otherwise known to them needed to support the opinions set forth below. References to "after due inquiry" or equivalent words means after inquiry of the Chief Financial Officer and General Counsel of Holdings, and of lawyers in the firm reasonably likely to have knowledge of the matter to which such reference relates.

                  Form of Opinion of Counsel to Credit Parties

            Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as we have deemed necessary as a basis for the opinions expressed below, we are of the opinion that:

            1. Holdings is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each Subsidiary of the Company that is a Domestic Credit Party is a corporation, partnership or other entity duly organized, validly existing and, to our knowledge, in good standing under the laws of the state indicated opposite its name in Schedule 4.14 to the Credit Agreement.

            2. Each Domestic Credit Party has all requisite corporate or other power to execute and deliver, and to perform its obligations under, the Credit Documents to which it is a party.

            3. The execution, delivery and performance by each Domestic Credit Party of each Credit Document to which it is a party have been duly authorized by all necessary corporate or other action on the part of such Domestic Credit Party.

            4. Each Credit Document has been duly executed and delivered by each Domestic Credit Party party thereto.

            5. Under Louisiana conflict of laws principles, the stated choice of New York law to govern the Credit Documents will be honored by the courts of the State of Louisiana and the Credit Documents will be construed in accordance with, and will be treated as being governed by, the law of the State of New York, except to the extent the result obtained from applying New York law would be contrary to the public policy of the State of Louisiana, provided, however, that we have no knowledge of any Louisiana public policy interest which could reasonably be expected to result in the application of Louisiana law to the Credit Documents. However, if the Credit Documents were stated to be governed by and construed in accordance with the law of the State of Louisiana, or if a Louisiana court were to apply the law of the State of Louisiana to the Credit Documents, each Credit Document would nevertheless constitute the legal, valid and binding obligation of each Credit Party party thereto, enforceable against such Credit Party in accordance with its terms, except as may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally and except as the enforceability of the Credit Documents is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law) and the corresponding discretion of the court before which the proceedings may be brought, including, without limitation,

                  Form of Opinion of Counsel to Credit Parties

      (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing.

            6. No authorization, approval or consent of, and no filing or registration with, any governmental or regulatory authority or agency of the United States of America or the State of Louisiana is required on the part of any Credit Party for the execution, delivery or performance by any Credit Party of any of the Credit Documents or for the borrowings by the Subsidiary Borrower under the Credit Agreement.

            7. The execution, delivery and performance by each Domestic Credit Party of, and the consummation by each Domestic Credit Party of the transactions contemplated by, the Credit Documents to which such Domestic Credit Party is a party do not and will not (a) violate any provision of the charter or by-laws of any Domestic Credit Party, (b) violate any applicable Louisiana or federal law, rule or regulation, (c) violate any order, writ, injunction or decree of any court or governmental authority or agency or any arbitral award applicable to the Domestic Credit Parties or any of their respective Subsidiaries of which we have knowledge (after due inquiry) or (d) based on an opinion of the General Counsel of the Company, result in a breach of, constitute a default under, require any consent under, or result in the acceleration or required prepayment of any indebtedness pursuant to the terms of, any agreement or instrument of which we have knowledge (after due inquiry) and to which the Domestic Credit Parties or any of their respective Subsidiaries is a party or by which any of them is bound or to which any of them is subject, or result in the creation or imposition of any Lien upon any property of any Domestic Credit Party pursuant to, the terms of any such agreement or instrument.

            8. Except as set forth in Schedule 4.06 to the Credit Agreement, we have no knowledge (after due inquiry) of any legal or arbitral proceedings, or any proceedings by or before any governmental or regulatory authority or agency, pending or threatened against or affecting the Credit Parties or any of their respective Subsidiaries or any of their respective properties that, if adversely determined, could have a Material Adverse Effect.

            9. The obligations of the Credit Parties under the Credit Documents constitute Senior Indebtedness (as defined in the Senior Subordinated Notes Indentures) for all purposes of the Senior Subordinated Notes Indentures.

            10. The Credit Agreement and the Series A Incremental Loan Agreement will constitute the "Senior Credit Facility" under and for all purposes of each of the Senior Subordinated Notes Indentures.

                  Form of Opinion of Counsel to Credit Parties

            The foregoing opinions are subject to the following comments and qualifications:

            (A) The enforceability of Section 10.03 of the Credit Agreement (and any similar provisions in any of the other Credit Documents) may be limited by (i) laws rendering unenforceable indemnification contrary to Federal or state securities laws and the public policy underlying such laws and (ii) laws limiting the enforceability of provisions exculpating or exempting a party, or requiring indemnification of a party for, liability for its own action or inaction, to the extent the action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct.

            (B) The enforceability of provisions in the Credit Documents to the effect that terms may not be waived or modified except in writing may be limited under certain circumstances.

            (C) We express no opinion as to (i) the effect of the laws of any jurisdiction in which any Lender is located (other than the State of Louisiana) that limits the interest, fees or other charges such Lender may impose for the loan or use of money or other credit, (ii) the last sentence of Section 2.16(d) of the Credit Agreement, (iii) Section 3.06 or
      3.09 of the Credit Agreement (and any similar provisions in any of the other Credit Documents) and (iv) the first sentence of Section 10.09(b) of the Credit Agreement (and any similar provisions in any of the other Credit Documents), insofar as such sentence relates to the subject matter jurisdiction of the United States District Court for the Southern District of New York to adjudicate any controversy related to the Credit Documents.

            (D) We express no opinion as to the applicability to the obligations of any Subsidiary Guarantor (or the enforceability of such obligations) of
      Section 548 of the Bankruptcy Code or any other provision of law relating to fraudulent conveyances, transfers or obligations or of the provisions of the law of the jurisdiction of incorporation of any Subsidiary Guarantor restricting dividends, loans or other distributions by a corporation for the benefit of its stockholders.

            (E) The opinions expressed herein as of the date hereof, and except as may otherwise be provided herein, we have no obligation to advise you as to any change in the matters, factual, legal or otherwise, set forth herein after the date of this letter. Without limitation of the foregoing, our opinions in paragraphs 9 and 10 are limited to the Credit Documents and Senior Subordinated Notes Indentures as in effect as of the date hereof.

            Partners or Associates of this Firm are members of the Bar of the State of Louisiana and we do not hold ourselves out as being conversant with the laws of any jurisdiction

                  Form of Opinion of Counsel to Credit Parties other than those of the United States of America and the State of Louisiana, and we express no opinion as to the laws of any jurisdiction other than those of the United States of America, the State of Louisiana and the General Corporation Law of the State of Delaware.

            At the request of our clients, this opinion letter is, pursuant to Section (b)(ii) of Article IV of the Series A Incremental Loan Agreement, provided to you by us in our capacity as counsel to the Credit Parties and may not be relied upon by any Person for any purpose other than in connection with the transactions contemplated by the Credit Agreement without, in each instance, our prior written consent.

                                           Very truly yours,

                  Form of Opinion of Counsel to Credit Parties

                                   SCHEDULE A

         Subsidiary Name                                Merged/Consolidated into:
Transit America Las Vegas, L.L.C.               merged into Triumph Outdoor Holdings, LLC
Lamar Advertising of New Orleans, LLC           merged into Triumph Outdoor Holdings, LLC
Trans West Outdoor Advertising, Inc.            merged into Lamar California Acquisition Corporation

                  Form of Opinion of Counsel to Credit Parties

                                                                         ANNEX 3

                      [Form of Opinion of Special Counsel]

                                                     [Date]

To the Series A Incremental Lenders
   and the Administrative Agent
   party to the Subsidiary Term Loan
   Agreement and Credit Agreement
   referred to below

Ladies and Gentlemen:

            We have acted as special New York counsel to JPMorgan Chase Bank, N.A., as Administrative Agent, under the Series A Incremental Loan Agreement dated as of February 8, 2006 (the "Series A Incremental Loan Agreement") between Lamar Advertising of Puerto Rico (the "Subsidiary Borrower"), Lamar Media Corp. (the "Company" and, together with the Subsidiary Borrower, the "Borrowers"), the Subsidiary Guarantors named therein, the Series A Incremental Lenders party thereto (the "Series A Incremental Lenders") and JPMorgan Chase Bank, N.A., as Administrative Agent (the "Administrative Agent"), which Series A Incremental Loan Agreement is being entered into pursuant to Section 2.01(c) of the Credit Agreement dated as of September 30, 2005 (as amended, the "Credit Agreement") between the Borrowers, the Subsidiary Guarantors party thereto, the lenders party thereto and the Administrative Agent. Terms defined in the Series A Incremental Loan Agreement and in the Credit Agreement are used herein as defined therein. This opinion is being delivered pursuant to clause (c) of
Article IV of the Series A Incremental Loan Agreement.

            In rendering the opinions expressed below, we have examined the following agreements, instruments and other documents:

            (a)   the Credit Agreement;

            (b) the Subsidiary Borrower Designation Letter dated as of February 8, 2006 executed between the Company, the Subsidiary Borrower and the Administrative Agent (the "Subsidiary Borrower Designation Letter"); and

            (c) the Series A Incremental Loan Agreement (together with the Credit Agreement and the Subsidiary Borrower Designation Letter, the "Credit Documents").

                       Form of Opinion of Special Counsel

The Credit Parties, other than the Subsidiary Borrower, are collectively referred to as the "Domestic Credit Parties".

            In our examination, we have assumed the authenticity of all documents submitted to us as originals and the conformity with authentic original documents of all documents submitted to us as copies. When relevant facts were not independently established, we have relied upon representations made in or pursuant to the Credit Documents.

            In rendering the opinions expressed below, we have assumed, with respect to all of the documents referred to in this opinion letter, that:

            (i) such documents have been duly authorized by, have been duly executed and delivered by, and (except to the extent set forth in the opinions below as to the Credit Parties) constitute legal, valid, binding and enforceable obligations of, all of the parties to such documents;

            (ii)  all signatories to such documents have been duly authorized;
                  and

            (iii) all of the parties to such documents are duly organized and validly existing and have the power and authority (corporate or other) to execute, deliver and perform such documents.

            Based upon and subject to the foregoing and subject also to the comments and qualifications set forth below, and having considered such questions of law as we have deemed necessary as a basis for the opinions expressed below, we are of the opinion that each of the Credit Documents constitutes the legal, valid and binding obligation of each Credit Party party thereto, enforceable against such Credit Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or other similar laws relating to or affecting the rights of creditors generally and except as the enforceability of the Credit Documents is subject to the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law), including, without limitation, (a) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (b) concepts of materiality, reasonableness, good faith and fair dealing.

            The foregoing opinions are subject to the following comments and qualifications:

            (A) The enforceability of Section 10.03 of the Credit Agreement (and any similar provisions in any of the other Credit Documents) may be limited by laws limiting the enforceability of provisions exculpating or exempting a party, or requiring indemnification of a party for, liability for its own action or inaction, to the extent the action or inaction involves gross negligence, recklessness, willful misconduct or unlawful conduct.

            (B) Clause (iii) of the second sentence of Section 3.02 of the Credit Agreement (and any similar provisions in any of the other Credit Documents) may not be

                       Form of Opinion of Special Counsel

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                                      -3-

      enforceable to the extent that the Guaranteed Obligations (as defined in the Credit Agreement) are materially modified.

            (C) The enforceability of provisions in the Credit Documents to the effect that terms may not be waived or modified except in writing may be limited under certain circumstances.

            (D) We express no opinion as to (i) the effect of the laws of any jurisdiction in which any Lender is located (other than the State of New
      York) that limit the interest, fees or other charges such Lender may impose for the loan or use of money or other credit, (ii) the last sentence of Section 2.16(d) of the Credit Agreement, (iii) the first sentence of Section 10.09(b) of the Credit Agreement (and any similar provisions in any of the other Credit Documents), insofar as such sentence relates to the subject-matter jurisdiction of the United States District Court for the Southern District of New York to adjudicate any controversy related to the Credit Documents, (iv) the waiver of inconvenient forum set forth in the last sentence of Section 10.09(c) of the Credit Agreement, and any similar provision in any of the other Credit Documents, with respect to proceedings in the United States District Court for the Southern District of New York and (v) Section 3.06 or 3.09 of the Credit Agreement (and any similar provisions in any of the other Credit Documents).

            (E) We express no opinion as to the applicability to the obligations of any Subsidiary Guarantor (or the enforceability of such obligations) of
      Section 548 of the United States Bankruptcy Code, Article 10 of the New York Debtor and Creditor Law or any other provision of law relating to fraudulent conveyances, transfers or obligations or of the provisions of the law of the jurisdiction of incorporation of any Subsidiary Guarantor restricting dividends, loans or other distributions by a corporation for the benefit of its stockholders.

            The foregoing opinions are limited to matters involving the Federal laws of the United States of America and the law of the State of New York, and we do not express any opinion as to the laws of any other jurisdiction.

            At the request of our clients, this opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by any other Person (other than your successors and assigns as Lenders and Persons that acquire participations in your extensions of credit under the Credit Agreement) without our prior written consent.

                                            Very truly yours,

RJW/WFC

                       Form of Opinion of Special Counsel